UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

    On October 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: October 27, 2004       By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        118,000,000.00     77,868,848.11    8,208,254.17    133,242.25      8,341,496.42       0.00     0.00       69,660,593.94
A2         88,000,000.00     50,589,604.17    7,651,762.36     79,875.36      7,731,637.72       0.00     0.00       42,937,841.81
A3         22,000,000.00     22,000,000.00            0.00     40,040.00         40,040.00       0.00     0.00       22,000,000.00
AR                100.00              0.00            0.00          0.00              0.00       0.00     0.00                0.00
M1         31,500,000.00     31,500,000.00            0.00     61,005.00         61,005.00       0.00     0.00       31,500,000.00
M2         22,500,000.00     22,500,000.00            0.00     56,700.00         56,700.00       0.00     0.00       22,500,000.00
B          18,000,000.00     18,000,000.00            0.00     53,760.00         53,760.00       0.00     0.00       18,000,000.00
P                 100.00            100.00            0.00    256,421.45        256,421.45       0.00     0.00              100.00
TOTALS    300,000,200.00    222,458,552.28   15,860,016.53    681,044.06     16,541,060.59       0.00     0.00      206,598,535.75

AIO       114,000,000.00     75,229,226.14            0.00     72,721.59         72,721.59       0.00     0.00       67,299,217.87
X1        300,000,000.00    230,846,916.24            0.00          0.00              0.00       0.00     0.00      216,213,991.71
X2                  0.00              0.00            0.00          0.00              0.00       0.00     0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541Q5S7       659.90549246     69.56147602      1.12917161     70.69064763          590.34401644       A1    2.200000 %
A2      22541Q6B3       574.88186557     86.95184500      0.90767455     87.85951955          487.93002057       A2    2.030000 %
A3      22541Q6C1     1,000.00000000      0.00000000      1.82000000      1.82000000        1,000.00000000       A3    2.340000 %
AR      22541Q5U2         0.00000000      0.00000000      0.00000000      0.00000000            0.00000000       AR    9.439315 %
M1      22541Q5V0     1,000.00000000      0.00000000      1.93666667      1.93666667        1,000.00000000       M1    2.490000 %
M2      22541Q5W8     1,000.00000000      0.00000000      2.52000000      2.52000000        1,000.00000000       M2    3.240000 %
B       22541Q5X6     1,000.00000000      0.00000000      2.98666667      2.98666667        1,000.00000000       B     3.840000 %
P       22541Q5Y4     1,000.00000000      0.00000000           #####            ####        1,000.00000000       P     9.439315 %
TOTALS                  741.52801325     52.86668652      2.27014535     55.13683188          688.66132673

AIO     22541Q5T5       659.90549246      0.00000000      0.63790868      0.63790868          590.34401640       AIO   1.160000 %
X1      22541Q5Z1       769.48972080      0.00000000      0.00000000      0.00000000          720.71330570       X1    0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com



Sec. 4.06(a)(i)         Principal Remittance Amount                                                                 14,547,149.26

                        Scheduled Principal Payments                                                                   251,389.16

                        Principal Prepayments                                                                       14,005,780.41

                        Curtailments                                                                                   170,094.82

                        Curtailment Interest Adjustments                                                                   474.39

                        Repurchase Principal                                                                                 0.00

                        Substitution Amounts                                                                                 0.00

                        Net Liquidation Proceeds                                                                             0.00

                        End of Pre-Funding Period Transfer                                                                   0.00

                        Other Principal Adjustments                                                                         -3.29

                        Gross Interest                                                                               1,927,270.50

                        Recoveries from Prior Loss Determinations                                                      119,413.77

                        Reimbursements of Non-Recoverable Advances Previously Made                                      15,089.32

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                         0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                             127
                        Balance of Loans with Respect to which Prepayment Penalties were Collected                   6,300,092.27

                        Amount of Prepayment Penalties Collected                                                       256,420.66

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                               5,545

                        Beginning Aggregate Loan Balance                                                           230,846,916.24

                        Ending Number of Loans Outstanding                                                                  5,235

                        Ending Aggregate Loan Balance                                                              216,213,991.71

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fees)                                            100,045.20

                        Trustee Fees                                                                                     1,923.72

Sec. 4.06(a)(vii)       Current Advances                                                                                      N/A

                        Aggregate Advances                                                                                    N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        61             2,581,820.64                  1.19 %
                                              2 Month                        27             1,013,969.99                  0.47 %
                                              3 Month                        61             2,836,173.36                  1.31 %
                                               Total                        149             6,431,963.99                  2.97 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        33            1,227,611.75                  0.57 %
                                              * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         3              191,015.05                  0.09 %

Section 4.06(a)(xi)     REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                       205,189.04

                        Cumulative Realized Losses - Reduced by Recoveries                                          1,021,016.10

Sec. 4.06 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                                            0.00

Sec. 4.06 (a)(xiv)      Capitalized Interest Requirement                                                                    0.00

Sec. 4.06 (a)(xiv)      Weighted Average Net Mortgage Rate                                                             9.44958 %

Sec. 4.06 (a)(xiv)      Net Excess Spread                                                                              1.11412 %

Trigger Event           Trigger Event Occurrence (Effective December 2006)                                                    NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                               1.62942 %
                        Sr. Enhancement Percentage x 16%                                                               6.03961 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                        0.34 %
                        Cumulative Loss Limit                                                                             8.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                      17,250,011.50
                        Ending Overcollateralization Amount                                                         9,615,455.96
                        Ending Overcollateralization Deficiency                                                     7,634,555.54
                        Overcollateralization Release Amount                                                                0.00
                        Monthly Excess Interest                                                                     1,312,867.27
                        Payment to Class X-1                                                                                0.00


Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.